Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                               SEPTEMBER 13, 1999

                              NETWORKS NORTH, INC.
             (Exact Name of Registrant as specified in its charter)

          NEW YORK                   0-18066                11-2805051
      (State of other              (Commission          (I.R.S. Employer
jurisdiction of incorporation)     File Number)         Identification No.)

                    14 METEOR DRIVE, TORONTO, ONTARIO M9W 1A4
              (Address of principal executive offices and zip code)

               Registrant's telephone number, including area code:
                                 (416) 675-6666

                                 Not applicable
          (Former name or former address, if changes since last report)

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Item 2. Acquisition or Disposition of Assets
- --------------------------------------------------------------------------------

      On September 13, 1999, pursuant to an Asset Purchase Agreement dated as of the 10th day of September, 1999 (the "Agreement"), Networks North Inc. (the "Registrant"), through its wholly-owned subsidiary, 1373224 Ontario Limited (the "Purchaser"), acquired, effective as of September 13th, 1999, substantially all of the property and assets (excluding accounts receivable) of GalaVu Entertainment Inc., ("GalaVu") from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu (the "Receiver"). A copy of the Agreement is annexed hereto as Exhibit "10.1", and is incorporated herein by reference thereto.

      Pursuant to the Agreement, the Purchaser acquired substantially all of the property and assets (excluding accounts receivable) of GalaVu for the consideration of 100,000 shares of the Company's common stock and a Promissory Note (the "Note"), which is secured by a general security interest in all of the Purchaser's present and after-acquired assets. A copy of the Note is annexed hereto as Exhibit "10.2" and is incorporated herein by reference thereto. The Note shall be payable in cash or in common shares of the Registrant annually, for the term consisting of each of the next five fiscal years in an amount equal to 50% of the earnings before interest, taxes, depreciation and amortization ("EBITDA") of the Purchaser for the immediately preceding annual period with such amount to be


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

adjusted so that the total annual payment required to be made to the Receiver or Holder of the Note for each fiscal year is an amount equal to 50% of the EBITDA of the Purchaser for such fiscal year. Pursuant to the provisions of the Note, the minimum amount to be received annually by the Holder of the Note is as follows: Fiscal 2000-$300,000, Fiscal 2001-$500,000, Fiscal 2002-$750,000,
Fiscal 2003-$875,000 and Fiscal 2004-$875,000.

      The assets acquired from GalaVu were utilized by GalaVu and shall be utilized by the Purchaser in the same manner, i.e., to provide interactive, in-room entertainment systems to hotels.


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

      The following schedules to the Agreement are not annexed hereto, but the Registrant, upon request, shall provide a copy of any omitted schedule:

      Schedule "F" - Excluded Assets
      Schedule "J" - Certificates referred to in section 5.2(a)(v) of the
                     Agreement


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

Item 7. Exhibits
- --------------------------------------------------------------------------------

      (a) Set forth below is a list of the Exhibits applicable to this Current Report on Form 8-K, numbered in accordance with Item 601 of Regulation S-K.

10.1 Asset Purchase Agreement, dated September 10, 1999, by and between 1373224 Ontario Limited, Networks North Inc. and Arthur Andersen Inc., to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.2 Promissory Note, dated September 10, 1999, by and between 1373224 Ontario Limited, as Debtor, and the Holder, as Creditor.

10.3 General Security Agreement, dated September 10, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.4 Securities Pledge Agreement, dated September 10, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.5 Certificate to the Escrow Agent certifying that the conditions of Closing have been satisfied or waived.


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

10.6 Certificate to the Escrow Agent certifying that the conditions of Closing have not been satisfied or waived.

10.7 Occupancy and Indemnity Agreement, dated September 13, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.8 Order of the Ontario Superior Court of Justice, dated September, 1999, approving the transactions contemplated herein, and vesting in the Purchaser the right, title and interest of GalaVu and the Receiver, if any, in and to the Purchased Assets, free and clear of the right, title and interest of any other person other than Permitted Encumbrances.

10.9 Bill of Sale, dated September 13, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.10 Covenant of Networks North Inc., dated September 13, 1999, to allot and issue and pay to the Bank in writing 100,000 common shares of NETN.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Networks North Inc.

                                            a New York Corporation

                                            By: /s/ Peter Rona
                                                -------------------------------
                                                Peter Rona, President

Date: September 27, 1999


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

EXHIBIT INDEX

10.1 Asset Purchase Agreement, dated September 10, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.2 Promissory Note, dated September 10, 1999, by and between 1373224 Ontario Limited, as Debtor, and the Holder, as Creditor.

10.3 General Security Agreement, dated September 10, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.4 Securities Pledge Agreement, dated September 10, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.5 Certificate to the Escrow Agent certifying that the conditions of Closing have been satisfied or waived.

10.6 Certificate to the Escrow Agent certifying that the conditions of Closing have not been satisfied or waived.

10.7 Occupancy and Indemnity Agreement, dated September 13, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and


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

      manager of the property, assets and undertaking of GalaVu.

10.8 Order of the Ontario Superior Court of Justice, dated September, 1999, approving the transactions contemplated herein, and vesting in the Purchaser the right, title and interest of GalaVu and the Receiver, if any, in and to the Purchased Assets, free and clear of the right, title and interest of any other person other than Permitted Encumbrances.

10.9 Bill of Sale, dated September 13, 1999, by between 1373224 Ontario Limited to acquire the property and assets of GalaVu Entertainment Inc., from the person appointed by the court of competent jurisdiction as the receiver or receiver and manager of the property, assets and undertaking of GalaVu.

10.10 Covenant of Networks North Inc., dated September 13, 1999, to allot and issue and pay to the Bank in writing 100,000 common shares of NETN.


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